                                                                   EXHIBIT 10.10



                           RESTRICTED STOCK AGREEMENT


          THIS RESTRICTED STOCK AGREEMENT (the "Agreement") made effective as of the 9th day of October, 1998, between Rental Service Corporation, a Delaware corporation (the "Company" or the "Employer"), and Martin R. Reid, an employee of the Company (the "Employee").

          WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee") has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the shares of restricted stock as provided herein to Employee in consideration of past and future services to the Employer and other good and valuable consideration provided for herein;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I


                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.


          Section 1.1 - Board
          -------------------

          "Board" shall mean the Board of Directors of the Company.

          Section 1.2 - Code
          ------------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          Section 1.3 - Committee
          -----------------------

          "Committee" shall mean the Compensation Committee of the Board.

          Section 1.4 - Company Subsidiary
          --------------------------------

          "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

          Section 1.5 - Employment Agreement
          ----------------------------------

          "Employment Agreement" shall mean the employment agreement between Company and Employee dated January 14, 1998, as in effect on the date of this Agreement.

          Section 1.6 - Exchange Act
          --------------------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 1.7 - Restricted Stock
          ------------------------------

          "Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

          Section 1.8 - Restrictions
          --------------------------

          "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 4.2 and 4.3 and the exposure to forfeiture or repurchase set forth in Section 3.1.

          Section 1.9 - Rule 16b-3
          ------------------------

          "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          Section 1.10 - Secretary
          ------------------------

          "Secretary" shall mean the Secretary of the Company.

          Section 1.11 - Securities Act
          -----------------------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.


                                  ARTICLE II


                         ISSUANCE OF RESTRICTED STOCK
                         ----------------------------

          Section 2.1 - Issuance of Restricted Stock
          ------------------------------------------

          In consideration of Employee's past services to the Company and for his agreement to remain in the employ of at least one of such entities and for other good and valuable consideration, on the date hereof the Company irrevocably issues to Employee 235,000 shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

          Section 2.2 - Consideration to Company
          --------------------------------------

          As partial consideration for the issuance of Restricted Stock by the Company, Employee agrees to render faithful and efficient services to the Company pursuant to his Employment Agreement for a period of at least one (1) year from the date this Restricted Stock is issued. Nothing in this Agreement shall confer upon Employee any right to continue in the employ of the Company.

          Section 2.3 - Adjustments in Restricted Stock
          ----------------------------------------------

          In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee, subject to the provisions of this Agreement, shall make an appropriate and equitable adjustment in the number and kind of shares of Restricted Stock, to the end that after such event Employee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon Employee, the Company and all other interested persons.


                                  ARTICLE III


                                 RESTRICTIONS
                                 ------------

          Section 3.1 - Repurchase of Restricted Stock
          --------------------------------------------

          Immediately upon the Termination For Cause (as defined in the Employment Agreement) of Employee or Employee's resignation for other than Good Reason (as defined in the Employment Agreement), the Company shall have the right to repurchase from the Employee all shares of Restricted Stock then subject to Restrictions at a cash price of $.01 per share. No such right of repurchase shall exist (i) if Employee is Terminated Without Cause (as defined in the Employment Agreement), (ii) upon Employee's resignation for Good Reason (as defined in the Employment Agreement) or (iii) upon a Change in Control (as defined in the Employment Agreement) of the Company.


          Section 3.2 - Legend
          --------------------

          Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.3, bear the following legend:

          "The shares represented by this certificate are subject to reacquisition by Rental Service Corporation and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Rental Service Corporation and the registered owner of such shares."

          Section 3.3 - Lapse of Restrictions
          -----------------------------------

          (a) Subject to Sections 3.3(b), 3.4 and 4.5, the Restrictions shall lapse as to one-fourth of the Restricted Stock on each of the first, second, third and fourth anniversaries of the grant of the Restricted Stock.

          (b) The Restrictions shall lapse immediately as to all of the Restricted Stock (i) if Employee is Terminated Without Cause (as defined in the Employment Agreement), (ii) upon Employee's resignation for Good Reason (as defined in the Employment Agreement) or (iii) upon a Change in Control (as defined in the Employment Agreement) of the Company.

          (c) Upon the lapse of the Restrictions, the Company shall cause new certificates to be issued with respect to such shares and delivered to Employee or his legal representative, free from the legend provided for in Section 3.2 and any of the other Restrictions. Notwithstanding the foregoing, no such new certificate shall be delivered to Employee or his legal representative unless and until Employee or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other employment taxes (but not including any interest or penalties thereon) applicable to the taxable income of Employee resulting from the grant of Restricted Stock or the lapse of the Restrictions. Any payments owed by Employee pursuant to the preceding sentence may be made by drawing down on the Promissory Note of even date herewith issued by Employee to the Company (the "Promissory Note"). The Company agrees to pay Employee the amount of any such taxes owed by Employee after the Early Termination Date (as defined in the Promissory Note), if such amount was not previously borrowed under the Promissory Note.

          Section 3.4 - Merger, Consolidation, Exchange, Acquisition,
          -----------------------------------------------------------
Liquidation or Dissolution
--------------------------

          In the event of the merger or consolidation of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company (any such event being an "Acquisition"), the Committee may, in its absolute discretion and on such terms and conditions as it deems appropriate, provide by resolution adopted prior to such event that at some time prior to the effective date of such event, the Restrictions upon some or all shares of Restricted Stock shall immediately lapse and/or that some or all of such shares shall cease to be subject to repurchase or forfeiture under Section 3.1 after such event.

          The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of the lapse of the Restrictions, including, but not by way of limitation, provisions to ensure that any such acceleration shall be conditioned upon the consummation of the contemplated corporate transaction.

          Notwithstanding the foregoing, the provisions of the Employment Agreement dealing with lapse of Restrictions on a Change of Control (as defined therein) shall govern with respect to an Acquisition that is also a Change of Control.

          Section 3.5 - Restrictions On New Shares
          ----------------------------------------

          In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new or additional or different shares or securities which are attributable to Employee in his capacity as the owner of the Restricted Stock then subject to Restrictions, shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4, for the expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new or additional shares or securities.


                                  ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

          Section 4.1 - Administration
          ----------------------------

          The Committee shall have the power to interpret this Agreement. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Restricted Stock. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement except with respect to matters, if any, which under Rule 16b-3 are required to be determined in the sole discretion of the Committee.

          Section 4.2 - Restricted Stock Not Transferable
          -----------------------------------------------

          Restricted Stock (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the following Restrictions until such Restrictions lapse or expire pursuant to this Agreement:

          Neither the Restricted Stock nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section
          4.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

          Section 4.3 - Conditions to Issuance of Stock Certificates
          ----------------------------------------------------------

          Shares of Restricted Stock may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          Section 4.4 - Escrow
          --------------------

          The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall Employee retain physical custody of any certificates representing Restricted Stock issued to him.

          Section 4.5 - Notices
          ---------------------

          Any notice to be given by the Employee under the terms of this Agreement shall be addressed to the Secretary of the Company or his office. Any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Employee shall, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice be deemed duly given when deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

          Section 4.6 - Rights as Stockholder
          -----------------------------------

          Except as otherwise provided herein, upon the delivery of Restricted Stock to the escrow holder pursuant to Section 4.4, the holder of the Restricted Stock shall have all the rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and the right to receive all dividends or other distributions paid or made with respect to the Restricted Stock; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock that is subject to the Restrictions may also be subject to the Restrictions.

          Section 4.7 - Titles
          --------------------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          Section 4.8 - Construction
          --------------------------

          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

          Section 4.9 - Conformity to Securities Laws
          -------------------------------------------

          The Employee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Restricted Stock is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          Section 4.10 - Amendments
          -------------------------

          This Agreement may be amended without the consent of the Employee provided that such amendment would not impair any rights of the Employee under this Agreement. No amendment of this Agreement shall, without the consent of the Employee, impair any rights of the Employee under this Agreement.

          IN WITNESS WHEREOF, this Restricted Stock Agreement has been executed and delivered by the parties hereto.

                                    RENTAL SERVICE CORPORATION



                                    By:  /s/ Robert M. Wilson
                                        ---------------------
                                    Name:  Robert M. Wilson
                                    Title:  Senior Vice President


EMPLOYEE



 /s/ Martin R. Reid
-------------------
Martin R. Reid
10801 E. Happy Valley Road, #44
Scottsdale, AZ  85255

                                PROMISSORY NOTE

$1,400,000.00                                           Scottsdale, Arizona
                                                            October 9, 1998

          FOR VALUE RECEIVED, the undersigned, Martin R. Reid (the "Borrower") promises to pay to Rental Service Corporation, a Delaware corporation (the "Company"), or its order, the principal sum of the lesser of (i) one million four hundred thousand dollars ($1,400,000) or (ii) the aggregate unpaid principal amount of all advances made by the Company to the Borrower pursuant to this Note (which aggregate unpaid principal amount shall be equal to the amount set forth opposite the date last appearing on the Advances and Payments of Principal Schedule attached to this Note), with interest on the unpaid principal balance from time to time outstanding, at the rate set forth below. Advances may be made to Employee under this Note until the earlier of (i) April 15, 1999 or (ii) the Early Termination Date (as defined below). The principal amount of this Note and any accrued and unpaid interest under this Note, shall be due and payable on or before the earlier of October 9, 2002, or the date on which the indebtedness under this Note is accelerated as provided for under this Note. This Note is given in connection with that certain Restricted Stock Agreement of even date herewith by and between the Company and Borrower (the "Restricted Stock Agreement").

          Each advance hereunder shall bear interest at a floating rate per annum (the "Credit Agreement Rate") equal to the lowest interest rate available from time to time to the Company on revolving loans under that certain Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as amended from time to time pursuant to its terms) among the Company and certain of its subsidiaries, the financial institutions listed on the signature page thereto, as Lenders, Bankers Trust Company, as Issuing Bank and BT Commercial Corporation, as Agent (the "Credit Agreement").

          Prior to each advance hereunder, Borrower shall deliver to the Company a certificate stating that the amount to be advanced will be used by Borrower within ten days to pay income taxes and related amounts (but not including any interest or penalties thereon) due as a result of the grant of the restricted stock granted under the Restricted Stock Agreement.

          All payments under this Note shall be made to the Company or its order, in lawful money of the United States of America at the offices of the Company at its then principal place of business or at such other place as the Company or any holder hereof shall designate for such purpose from time to time. This Note is secured pursuant to that certain Pledge Agreement of even date herewith between Company and Borrower (the "Pledge Agreement"). This Note requires mandatory prepayments at the times set forth in the Pledge Agreement.

          Each payment under this Note shall be applied in the following order:
(i) to the payment of costs and expenses provided for under this Note; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal. The Company and each holder hereof shall have the continuing and exclusive right to apply or reverse and reapply any and all payments under this Note.

          This Note may be prepaid in whole or in part at any time, after five days' written notice of Borrower's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. Any prepayment shall be without penalty except that interest shall be paid to the date of payment on the principal amount prepaid. After any partial prepayment hereunder, interest shall be computed on the principal balance due after deducting the principal portion of such prepayment. Any such partial prepayment shall be applied against the principal due at maturity and not against any amount forgiven pursuant to the next paragraph. The aggregate principal amount of all advances under this Note shall not exceed $1,400,000, regardless of any prepayments pursuant to this paragraph.

          Provided that Borrower has not been Terminated For Cause (as defined in that certain Employment Agreement dated as of January 14, 1998 by and between Borrower and the Company (the "Employment Agreement")) and Borrower has not resigned from the Company for other than Good Reason (as defined in the Employment Agreement), in the event that: (i) the closing price of the common stock, par value $.01 per share, of the Company (the "Common Stock") is at or above $30 per share (as adjusted to reflect any dividends, stock splits or other subdivision or combination of Common Stock) for a period of 10 consecutive trading days, then 50% of the then outstanding principal amount under this Note shall be forgiven and (ii) the closing price of the Common Stock is at or above $45 per share (as adjusted to reflect any dividends, stock splits or other subdivision or combination of Common Stock) for a period of 10 consecutive trading days, then the entire outstanding principal amount, together with all interest accrued on such principal amount, under this Note shall be forgiven. The outstanding principal amount of this Note, together with all interest accrued on such principal amount, shall be forgiven, and Borrower shall have no further obligations under this Note (i) if Employee is Terminated Without Cause (as defined in the Employment Agreement), (ii) upon Employee's resignation for Good Reason (as defined in the Employment Agreement), (iii) upon Employee's Demise (as defined in the Employment Agreement) prior to October 9, 1999 or (iv) upon a Change in Control (as defined in the Employment Agreement) of the Company. The date on which all outstanding amounts under this Note are forgiven pursuant to this paragraph is the "Early Termination Date."

          The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) failure of Borrower to pay when due, whether at its stated maturity, by declaration, acceleration, demand or otherwise, any principal or interest due under this Note or under any other note, loan agreement or obligation for borrowed money or for the unpaid purchase price for goods or services; (b) (i) a court having jurisdiction in the premises shall enter a decree or order of relief in respect of Borrower in an involuntary case under Title 11 of the United State Code entitled "Bankruptcy" (as now or hereinafter in effect or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, interim receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or over all or a substantial part of his property shall have been entered; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Borrower and, in the case of any event described in this clause (ii), such an event shall have continued for thirty (30) days undismissed, bonded or discharged; or (c) Borrower shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Borrower shall make an assignment for the benefit of creditors; or Borrower shall be unable or fail, or shall admit in writing his inability to pay his debts as such debts become due.

          Upon the occurrence of an Event of Default under this Note, including, without limitation, failure to make any principal or interest payment by the stated maturity (whether by acceleration, notice of prepayment or otherwise) for such payment, interest shall thereafter accrue on the entire unpaid principal balance under this Note, including without limitation any delinquent interest which has been added to the principal amount due under this Note pursuant to the terms hereof, at the rate set forth herein plus two percent (2%) per annum (on the basis of a 365-day year and the actual number of days elapsed). In addition, upon the occurrence of an Event of Default under this Note the holder of this Note may, at its option, without notice to or demand upon Borrower or any other party, declare immediately due and payable the entire principal balance hereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to this Note, whereupon the same shall be immediately due and payable. On each anniversary of the date of any Event of Default under this Note and while such Event of Default is continuing, all interest which has become payable and is then delinquent shall, without curing the default under this Note by reason of such delinquency, be added to the principal amount due under this Note, and shall thereafter bear interest at the same rate as is applicable to principal, with interest on overdue interest to bear interest, in each case to the fullest extent permitted by applicable law, both before and after default, maturity, foreclosure, judgment and the filing of any petition in a bankruptcy proceeding. Notwithstanding anything in this Note to the contrary, in no event shall interest be charged under this Note which would violate any applicable law, and if the interest set forth in this Note would violate any law it shall be reduced to an amount which would not violate any law.

          No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of the Company or any holder of this Note, and then only to the extent specifically set forth therein.

          If any Event of Default occurs under this Note, Borrower and all guarantors and endorsers hereof, and their successors and assigns, promise to pay and expenses, including attorneys' fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder's rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due payments or by any indulgence granted by the holder to Borrower.

          Borrower and all guarantors and endorsers hereof, and their successors and assigns, hereby waive presentment, demand, diligence, protest and notice of every kind, and agree that they shall remain liable for all amounts due under this Note notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note. Borrower and all guarantors and endorsers hereof, and their successors and assigns, hereby waive the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

          This Note shall inure to the benefit of the Company, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Borrower. Each reference herein to powers or rights of the Company shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

          In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

          This Note shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to the principles thereof relating to conflicts of law.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the day and year first written above.



                                        /s/ Martin R. Reid
                                        ------------------
                                          MARTIN R. REID

                  ADVANCES AND PAYMENTS OF PRINCIPAL SCHEDULE

                        PROMISSORY NOTE--MARTIN R. REID

Date of Advance    Amount of Advance    Interest Rate    Aggregate Principal
---------------    -----------------    -------------    -------------------

                               PLEDGE AGREEMENT


          This Pledge Agreement is made and entered into as of October 9, 1998, between Martin R. Reid ("Borrower"), and Rental Service Corporation, a Delaware corporation (the "Company").

                                   RECITALS
                                   --------

          A. The Company and the Borrower have entered into a Restricted Stock Agreement (the "Restricted Stock Agreement") dated as of October 9, 1998, pursuant to which, the Company has granted Borrower 235,000 shares of common stock of the Company, par value $.01 per share (the "Pledged Shares"), subject to certain restrictions contained therein.

          B. The Company has agreed to loan to Borrower up to $1,400,000 for the payment of income taxes in connection with the Pledged Shares, as evidenced by a promissory note dated October 9, 1998 (the "Note").

          C. Borrower desires to grant a security interest in the Pledged Shares to the Company to secure payment of the Note.

                                   AGREEMENT
                                   ---------

          Now, therefore, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1.  Creation of Security Interest.  Borrower hereby grants to the
              -----------------------------
Company a security interest in all of Borrower's right, title and interest in and to the collateral described in Section 2 (the "Collateral") in order to secure the payment and performance of the obligations described in Section 3.

          2.  Collateral.  The Collateral under this Pledge Agreement is:
              ----------

               (a)  The Pledged Shares;

               (b) All securities, certificates and instruments representing or evidencing ownership of the Collateral hereunder, and all proceeds and products of any Collateral hereunder, including without limitation, stock, cash, property or other dividends, securities, rights and other property now or hereafter at any time or from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Collateral; and

               (c) Any substituted or additional Collateral required to be supplied under the terms of this Pledge Agreement.

          3.  Secured Obligations of Borrower.  The Collateral secures and shall
              -------------------------------
hereafter secure the payment to the Company of all indebtedness now or hereafter owed to the Company by Borrower pursuant to the Note, this Agreement and any extensions, modifications and renewals thereof.

          4.  Borrower's Representations and Warranties.  Borrower represents
              -----------------------------------------
and warrants:

               (a) Borrower is (or to the extent that this Pledge Agreement states that the Collateral is to be acquired after the date hereof, will
     be) the sole owner of the Collateral; that the security interest hereunder in the Collateral is a first, prior and perfected security interest; that there are no security interests, liens or encumbrances upon, or adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof except that created by this Pledge Agreement; and that no financing statement covering the Collateral or any portion thereof exists or is on file in any public office; and

               (b) Borrower has full right, power and authority to enter into this Pledge Agreement and no consent of, or registration or filing with, any person or entity, including the Arizona Corporations Commissioner or any other governmental officer or entity, is required.

          5.  Covenants of Borrower.  Borrower covenants that:
              ---------------------

               (a) Borrower will deliver to the Company each item of Collateral hereunder immediately upon Borrower's acquisition thereof, and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; and

               (b) If, while this Pledge Agreement is in effect, any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation or other change in the capital structure is declared or made, or proposed to be declared or made, by the Company or any issuer of the Collateral, all substituted and additional securities issued with respect to the Collateral shall be endorsed in blank by Borrower promptly upon receipt thereof or otherwise appropriately transferred to the Company in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Company to be held under the terms of this Pledge Agreement in the same manner as and as part of the Collateral. Borrower shall have the right to exercise any subscription or other rights with respect to any Collateral, with the prior written approval of such exercise by the Company; provided, however, that any securities which may be issued upon exercise of any such rights shall be delivered to the Company, with any necessary stock power, endorsed in blank and with signatures guaranteed, to be included in the Collateral.

          6.  Defaults and Remedies.
              ---------------------

               (a) The occurrence of any one or more of the following events or conditions affecting Borrower shall constitute a default under this Pledge
     Agreement:

                    (i)    any Event of Default (as defined in the Note) occurs;
          or

                    (ii) Borrower fails to perform any obligation under this Agreement.

               (b) Upon the occurrence of a default hereunder, the Company may, at its option, without notice to or demand upon Borrower, do any one or more of the following:

                    (i) Exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to recover the attorneys' fees incurred by the Company in the enforcement of this Pledge Agreement or in connection with Borrower's redemption of the Collateral;

                    (ii) Sell the Collateral, or any portion thereof, at any public or private sale or on any securities exchange or other recognized market, for cash, upon credit or for future delivery, as the Company shall deem appropriate;

                    (iii) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent the Company from pursuing any other or further remedy it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrower until full payment of any deficiency has been made in cash. Borrower shall reimburse the Company upon demand for, or the Company may apply any proceeds of Collateral to, the costs and expenses (including attorneys' fees, transfer taxes and other charges) incurred by the Company in connection with any sale, disposition or retention of any Collateral hereunder.

          7.  Miscellaneous Provisions.
              ------------------------

               (a)  Notices.  Notices, requests and other communications
                    -------
     hereunder shall be in writing and may be delivered personally or sent by telegram, telex or first class mail to the parties addressed as follows:

     To Borrower:                           Martin R. Reid
                                            10801 E. Happy Valley Road, #44
                                            Scottsdale, AZ  85255

     To the Company:                        c/o Rental Service Corporation
                                            6929 E. Greenway Parkway
                                            Suite 200
                                            Scottsdale, AZ 85254
                                            Attn: Chief Financial Officer


     Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, but if sent by registered or certified mail, postage prepaid, shall be effective exactly three business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

               (b)  Headings.  The various headings in this Pledge Agreement are
                    --------
     inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provision hereof.

               (c)  Choice of Law.  This Pledge Agreement shall be construed in
                    -------------
     accordance with and all disputes hereunder shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of law principals thereof.

               (d)  Amendments.  This Pledge Agreement or any provision hereof
                    ----------
     may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

               (e)  No Waiver.  No delay in enforcing or failure to enforce any
                    ---------
     right under this Pledge Agreement by the Company shall constitute a waiver by the Company of such right. No waiver by the Company of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

               (f)  Time of the Essence.  Time is of the essence of each
                    -------------------
     provision of this Pledge Agreement of which time is an element.

               (g)  Binding Agreement.  All rights of the Company hereunder
                    -----------------
     shall inure to the benefit of its successors and assigns. Borrower shall not assign any of its interest under this Pledge Agreement without the prior written consent of the Company. Any purported assignment inconsistent with this provision shall, at the option of the Company, be null and void.

               (h)  Definitions.  All terms not defined herein shall have the
                    -----------
     meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires.

               (i)  Entire Agreement.  This Pledge Agreement, together with any
                    ----------------
     other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               (j)  Attorneys' Fees.  If any legal action, arbitration or other
                    ---------------
     proceeding, is brought for the enforcement of this Pledge Agreement, or because of an alleged dispute, breach or default in connection with any of the provisions of this Pledge Agreement, each of the parties hereto shall be responsible for payment of any attorneys' fees and other costs incurred by them in that action or proceeding, without regard to whomever is the prevailing party in such action or proceeding.

               (k)  Severability.  If any provision of this Pledge Agreement
                    ------------
     should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

               (l)  Power of Attorney.  Borrower hereby appoints and constitutes
                    -----------------
     the Company as Borrower's attorney-in-fact for purposes of (i) collecting any Collateral, and (ii) conveying any item of Collateral to any purchaser thereof. This power of attorney is coupled with an interest and is irrevocable by Borrower. Notwithstanding the foregoing, the Company agrees that it shall not exercise its power of attorney granted under this Section 7(l) unless and until there is a default under this Pledge Agreement.

               (m)  Counterparts.  This Pledge Agreement may be executed in one
                    ------------
     or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

               (n)  Termination of Pledge.  This Pledge Agreement and the
                    ---------------------
     security interest and pledge hereunder shall not terminate until the full and final payment and performance of all indebtedness and obligations secured hereunder. At such time, the Company shall reassign and deliver to Borrower all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Company in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Company, and shall be at the expense of Borrower. Without limiting the generality of the foregoing, the security interest and pledge hereunder shall not be terminated by the transfer of any of the Collateral hereunder from the Company to Borrower, or any person designated by Borrower, for the purpose of ultimate sale, exchange, presentation, collection, renewal or registration of transfer or for any other purpose.

               (o)  Release of Collateral.  Borrower shall be permitted to sell
                    ---------------------
     any of the Collateral and the Company shall release such Collateral from Borrower's pledge hereunder only if and to the extent that such Collateral has vested pursuant to the terms of the Restricted Stock Agreement. The net (after-tax) proceeds from any such sale of Collateral shall be used to prepay the Note.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.


                                    RENTAL SERVICE CORPORATION


                                    By: /s/ Robert M. Wilson
                                        --------------------
                                    Name:  Robert M. Wilson
                                    Title:  Senior Vice President


                                    BORROWER



                                    /s/ Martin R. Reid
                                    ------------------
                                    Martin R. Reid